EXHIBIT 99.2



         SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
         ==============================================

          THIS SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Amendment") is made as of December 4, 1995, among Realty Income Corporation, a Delaware corporation (the "Company"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and The Bank of New York, as Agent and Swing Line Bank.

                       W I T N E S S E T H
                       - - - - - - - - - -

          WHEREAS, the Company, the Banks, the Agent and the Swing Line Bank entered into the Revolving Credit Agreement, dated as of November 29, 1994, as amended by the First Amendment to the Revolving Credit Agreement, dated January 26, 1995 (the "Credit Agreement"); and

          WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit
Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to such terms in the Credit
Agreement.

          2. The following definitions in Section 1.01 of the Credit Agreement are amended in their entirety to read as follows:

               "Applicable Margin" shall mean the margin set forth in the following chart applicable to the Pricing Level then in effect:

                                Applicable             Applicable
     Pricing Level             LIBOR Margin            ABR Margin
     -------------             ------------            ----------
          I                       1.250%                 0.000%
          II                      1.375%                 0.125%
          III                     1.500%                 0.250%

     "Pricing Level I" shall be applicable for so long as the Company's Leverage Ratio is less than 0.20:1.00; "Pricing Level II" shall be applicable for so long as the Company's Leverage Ratio is greater than or equal to 0.20:1.00 but less than 0.30:1.00; "Pricing Level III" shall be applicable for so long as the Company's Leverage Ratio is greater than or equal to 0.30:1.00. Changes in the applicable Pricing Level shall be effective only upon receipt by the Agent of a certificate of the Company delivered pursuant to Section 7.01(a) evidencing the Company's Leverage Ratio.

               "Commitment" of any Bank shall mean, in the case of each Bank (i) prior to any such Bank's Termination Date, the amount set forth opposite such Bank's name under the heading "Commitment" on Schedule 1 hereto, or set forth in the assignment agreement executed by such Bank if it is not a Bank on the date hereof, as such amount may be adjusted from time to time pursuant to assignments of such Bank and as such amount may be reduced from time to time pursuant to
     Section 2.05 and (ii) after such Bank's Termination Date, zero.

               "Termination Date" shall mean, with respect to any Bank, the earliest to occur of (i) November 27, 1998 or such later date as may be agreed to by such Bank pursuant to
     Section 11.12, (ii) the date on which the obligations of the Banks to make loans hereunder shall terminate pursuant to
     Section 8.01 or the Commitments shall be reduced to zero pursuant to Section 2.05, and (iii) the date specified as such Bank's Termination Date pursuant to Section 11.12, or, if in any case (other than clause (ii) above) such day is not a Business Day, the next succeeding Business Day; in all cases, subject to the provisions of Section 11.12 (d).

          3. Section 11.12(a) of the Credit Agreement is restated hereby as follows:

          "(a) No later than February 28, 1997, the Company may, at its option, request all the Banks then party to this Agreement to extend their scheduled Termination Dates by one calendar year by means of a letter, addressed to each such Bank and the Agent; provided, however, in no event shall the Termination Date be a date which is after the fifth anniversary of this Agreement. Each Bank electing (in its sole discretion) so to extend its scheduled Termination Date shall execute and deliver within forty-five (45) days following such request counterparts of such letter to the Company and the Agent, whereupon (unless Banks with an aggregate percentage of the Total Commitment in excess of 25% decline to extend their respective scheduled Termination Dates, in which event the Agent shall notify all the Banks thereof), such Bank's scheduled Termination Date shall be extended to the anniversary date of the year immediately succeeding such Bank's then-current scheduled Termination Date. If no such election is received within such forty-five day period from any Bank, such Bank shall be deemed to have elected not to extend its scheduled Termination Date."

          4. The Company agrees to pay on demand all reasonable costs and expenses of the Agent (including all reasonable fees and expenses of counsel to the Agent) in connection with the preparation and execution of this Amendment.

          5.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK,
UNITED STATES OF AMERICA.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          7. The Credit Agreement, as amended hereby, shall be binding upon the Company, the Banks, the Agent and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent, the Swing Line Bank and their respective successors and assigns.

          8. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.



                              REALTY INCOME CORPORATION


                              By:/s/RICHARD J. VANDERHOFF
                                 --------------------------------
                                 Name:  Richard J. VanDerhoff
                                 Title: President


                              THE BANK OF NEW YORK
                              as Agent for the Banks


                              By:/s/LISA Y. BROWN
                                 --------------------------------
                                 Name:  Lisa Y. Brown
                                 Title: Vice President


                              THE BANK OF NEW YORK
                              as a Bank and as the Swing Line
                              Bank


                              By:/s/LISA Y. BROWN
                                 --------------------------------
                                 Name:  Lisa Y. Brown
                                 Title: Vice President


                              SANWA BANK CALIFORNIA


                              By:/s/JOSEPH C. ARCO
                                 --------------------------------
                                 Name:  Joseph C. Arco
                                 Title: Vice President


                              SIGNET BANK VIRGINIA


                              By:/s/ERIC LAWRENCE
                                 --------------------------------
                                 Name:  Eric Lawrence
                                 Title: Senior Vice President

                              BANK HAPAOLIM, B.M.,
                              LOS ANGELES BRANCH


                              By:/s/SHMUEL SHAKKED
                                 --------------------------------
                                 Name:  Shmuel Shakked
                                 Title: Senior Vice President and
                                        Branch Manager


                              By:/s/LORI LAKE
                                 --------------------------------
                                 Name:  Lori Lake
                                 Title: Assistant Vice President


                              DRESDNER BANK, A.G. LOS ANGELES
                              AGENCY


                              By:/s/SIDNEY S. JORDAN
                                 --------------------------------
                                 Name:  Sidney S. Jordan
                                 Title: Vice President


                              By:/s/JON M. BLAND
                                 --------------------------------
                                 Name:  Jon M. Bland
                                 Title: Senior Vice President


                              FIRST INTERSTATE BANK


                              By:/s/PHIL DIORIO
                                 --------------------------------
                                 Name:  Phil Diorio
                                 Title: Vice President

                           SCHEDULE 1


Name of Bank                                         Commitment
------------                                         ----------

The Bank of New York...............................  $ 32,500,000

Signet Bank........................................  $ 25,000,000

First Interstate Bank..............................  $ 25,000,000

Sanwa Bank.........................................  $ 19,500,000

Bank Hapaolim......................................  $ 15,000,000

Dresdner Bank......................................  $ 13,000,000


          Total....................................  $130,000,000